EXHIBIT 99.1
                              ------------

                Computational Materials and/or ABS Term Sheets.

                              ABS New Transaction

                            Computational Materials
                            -----------------------


                                $1,225,000,000
                                 (Approximate)


                                  CWABS, Inc.
                                   Depositor


                          ASSET-BACKED CERTIFICATES,
                                SERIES 2004-AB2




                               [LOGO] COUNTRYWIDE(R)
                          ----------------------------
                                  HOME LOANS
                          Seller and Master Servicer

[LOGO] Countrywide(R)                              Computational Materials for
----------------------   Countrywide Asset-Backed Certificates, Series 2004-AB2
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO] Countrywide(R)                              Computational Materials for
---------------------- Countrywide Asset-Backed Certificates, Series 2004-AB2 SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------
Term Sheet                                               Date: December 7, 2004


                                                   $1,225,000,000 (Approximate)
                                         CWABS Asset-Backed Certificates, Series 2004-AB2

----------------------------------------------------------------------------------------------------------------------------------
              Principal      WAL (Years)    Payment Window     Expected Ratings       Last Scheduled            Certificate
Class(1)(2)   Balance(3)     Call/Mat(4)   (Mos) Call/Mat(4)  (S&P/Moody's/DBRS)(5)  Distribution Date              Type
-----         -------        --------      --------------     ------------------     -----------------              ----
----------------------------------------------------------------------------------------------------------------------------------
A-1          $348,093,000   1.00 / 1.00    1 - 22 / 1 - 22        AAA/Aaa/AAA             Jan 2023          Floating Rate Senior
A-2          $616,339,000   3.00 / 3.00   22 - 67 / 22 - 67       AAA/Aaa/AAA             Oct 2033          Floating Rate Senior
A-3          $138,068,000   6.34 / 7.90   67 - 78 / 67 - 167      AAA/Aaa/AAA             May 2035          Floating Rate Senior
M-1           $30,625,000   4.56 / 4.93   38 - 78 / 38 - 122    AA+/Aa1/AA(high)          Feb 2035         Floating Rate Mezzanine
M-2           $24,500,000   4.55 / 4.88   38 - 78 / 38 - 114    AA+/Aa2/AA(high)          Feb 2035         Floating Rate Mezzanine
M-3           $14,088,000   4.54 / 4.83   37 - 78 / 37 - 106       AA/Aa3/AA              Dec 2034         Floating Rate Mezzanine
M-4           $12,250,000   4.53 / 4.76   37 - 78 / 37 - 100        AA/A1/AA              Nov 2034         Floating Rate Mezzanine
M-5           $12,250,000   4.53 / 4.69   37 - 78 / 37 - 94      A+/A2/A(high)            Oct 2034         Floating Rate Mezzanine
M-6           $12,250,000   4.52 / 4.57   37 - 78 / 37 - 86         A+/A3/A               Jul 2034         Floating Rate Mezzanine
B             $16,537,000   4.18 / 4.18   37 - 75 / 37 - 75   BBB+/Baa2/BBB(high)         Mar 2034        Floating Rate Subordinate
----------------------------------------------------------------------------------------------------------------------------------
  Total:    $1,225,000,000
----------------------------------------------------------------------------------------------------------------------------------

(1) The Class A-1, Class A-2 and Class A-3 Certificates (collectively, the "Senior Certificates") and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class B Certificates (collectively, the "Subordinate Certificates") are backed by the cashflows from the Mortgage Loans.
(2) The margins on the Senior Certificates and the Subordinate Certificates will be equal to 2.0x and 1.5x of their related initial margins, respectively, after the Clean-up Call date.
(3) The principal balance of each Class of Certificates is subject to a 10% variance.
(4)  See "Pricing Prepayment Speed" below.
(5) Rating Agency Contacts: Standard and Poor's, Elizabeth Mooney 212-438-7636; Moody's, Rachel Peng 212-553-3831; Dominion Bond Rating Service, Quincy Tang 212-635-3410.

Trust:                    Asset-Backed Certificates, Series 2004-AB2.

Depositor:                CWABS, Inc.

Seller:                   Countrywide Home Loans, Inc ("Countrywide").

Master Servicer:          Countrywide Home Loans Servicing LP.

Underwriters:             Countrywide Securities Corporation (Lead Manager),
                          Barclays Capital Inc. (Co-Manager) and Deutsche Bank
                          Securities, Inc. (Co-Manager).

Trustee:                  The Bank of New York, a New York banking corporation.

Offered Certificates:     The Senior Certificates and the Subordinate
                          Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates: The "Non-Offered Certificates" consist of the Class
                          C, Class P and Class A-R Certificates.

                          The Offered Certificates and Non-Offered
                          Certificates are together referred to herein as the "Certificates."

Federal Tax Status:       It is anticipated that the Senior Certificates and
                          the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO] Countrywide(R)                              Computational Materials for
----------------------   Countrywide Asset-Backed Certificates, Series 2004-AB2
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

Registration:             The Offered Certificates will be available in
                          book-entry form through DTC, Clearstream and the Euroclear System.

Statistical Pool
Calculation Date:         December 1, 2004.

Cut-off Date:             As to any Mortgage Loan, the later of December 1,
                          2004 and the origination date of such Mortgage Loan.

Expected Pricing Date:    December [8], 2004.

Expected Closing Date:    December 29, 2004.

Expected Settlement Date: December 29, 2004.

Distribution Date:        The 25th day of each month (or, if not a business
                          day, the next succeeding business day), commencing in January 2005.

Accrued Interest:         The price to be paid by investors for the Offered
                          Certificates will not include accrued interest
                          (i.e., settling flat).

Interest Accrual Period:  The "Interest Accrual Period" for
                          each Distribution Date with respect to the Offered Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (calculated on an actual/360 day basis).

ERISA Eligibility:        The Offered Certificates are expected to be eligible
                          for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue
                          Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:        The Senior Certificates, the Class M-1,
                          Class M-2, Class M-3, and Class M-4 Certificates will constitute "mortgage related securities" for the purposes of SMMEA.

Optional Termination:     The "Clean-up Call" may be exercised once the
                          aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off
                          Date.

Pricing Prepayment Speed: The Offered Certificates will be priced based on the following collateral prepayment assumptions:

                          ----------------------------------------------------
                          Adjustable Rate Mortgage Loans
                          ----------------------------------------------------
                          100% PPC, which assumes 4% CPR in month 1, an additional 1/11th of 16% CPR for each month thereafter, building to 20% CPR in month 12 and remaining constant at 20% CPR until month 26, increasing to and remaining constant at 60% CPR from month 27 until month 30 and decreasing and remaining constant at 32% CPR from month 31 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                          ----------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO] Countrywide(R)                              Computational Materials for
----------------------   Countrywide Asset-Backed Certificates, Series 2004-AB2
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

Mortgage Loans:           The collateral tables included in these
                          Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool Calculation Date
                          (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage
                          Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the "Mortgage Pool"). The characteristics of the Mortgage Pool may vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                          As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage Loans was approximately $909,866,670, all of which are adjustable rate Mortgage Loans made to credit blemished borrowers (the "Mortgage Loans").

Pass-Through Rate:        The "Pass-Through Rate" for each class of
                          Offered Certificates will be equal to the lesser of
                          (a) one-month LIBOR plus the related margin for such class, and (b) the Net Rate Cap.

Adjusted Net
Mortgage Rate:            The "Adjusted Net Mortgage Rate" for each Mortgage
                          Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate, (b) with respect to only those loans covered under the MI Policy as described below, the MI premium rate and (c) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:             The "Net Rate Cap" is generally equal to
                          the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Net Rate Carryover:       For any Class of Offered Certificates and any
                          Distribution Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the Net Rate Cap over (ii) the amount of interest accrued based on the Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related Pass-Through Rate
                          (without giving effect to the Net Rate Cap). Net
                          Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor
                          Contract and any remaining Excess Cashflow as described under the heading "Certificates Priority of Distributions" below.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO] Countrywide(R)                              Computational Materials for
----------------------   Countrywide Asset-Backed Certificates, Series 2004-AB2
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

Corridor Contract:        The Trust will include a one-month LIBOR corridor
                          contract (the "Corridor Contract") for the benefit of the Certificates. After the Closing Date, the notional amount of the Corridor Contract will amortize down pursuant to the amortization schedule
                          (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the Certificates. With respect to each Distribution Date, payments received on the Corridor Contract will be available to pay the holders of the Certificates the related Net Rate
                          Carryover. Amounts received under the Corridor
                          Contract will be paid to the Classes of
                          Certificates, pro rata, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.
                          Any amounts received on the Corridor Contract on a Distribution Date that are not used to pay any Net
                          Rate Carryover on the Certificates on such Distribution Date will be distributed to the holder of the Class C Certificates and will not be available for payments of any Net Rate Carryover on any class of Certificates on future Distribution
                          Dates.

Credit Enhancement:       The Trust will include the following credit
                          enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior
                          Certificates and the Subordinate Certificates, as the case may be:

                               1) Subordination
                               2) Overcollateralization
                               3) Excess Cashflow
                               4) Mortgage Insurance

                          ---------------------- ----------------------- ---------------------------- --------------------------
                                                                                                       Target Subordination at
                                   Class             S&P/Moody's/DBRS      Initial Subordination (a)         Stepdown (a)
                          ---------------------- ----------------------- ---------------------------- --------------------------
                           Senior Certificates         AAA/Aaa/AAA                  10.90%                      21.80%
                          ---------------------- ----------------------- ---------------------------- --------------------------
                           M-1                       AA+/Aa1/AA(high)                8.40%                      16.80%
                          ---------------------- ----------------------- ---------------------------- --------------------------
                           M-2                       AA+/Aa2/AA(high)                6.40%                      12.80%
                          ---------------------- ----------------------- ---------------------------- --------------------------
                           M-3                          AA/Aa3/AA                    5.25%                      10.50%
                          ---------------------- ----------------------- ---------------------------- --------------------------
                           M-4                           AA/A1/AA                    4.25%                       8.50%
                          ---------------------- ----------------------- ---------------------------- --------------------------
                           M-5                        A+/A2/A(high)                  3.25%                       6.50%
                          ---------------------- ----------------------- ---------------------------- --------------------------
                           M-6                           A+/A3/A                     2.25%                       4.50%
                          ---------------------- ----------------------- ---------------------------- --------------------------
                           B                       BBB+/Baa2/BBB(high)               0.90%                       1.80%
                          ---------------------- ----------------------- ---------------------------- --------------------------

                          a. Initial Overcollateralization at closing is 0.00%. Does not include any credit for Excess
                          Interest.

Subordination:            The Subordinate Certificates will be subordinate to,
                          and provide credit support for, the Senior
                          Certificates. Among the Subordinate Certificates, they will rank in priority from highest to lowest in the following order: Class M-1, Class M-2, Class
                          M-3, Class M-4, Class M-5, Class M-6 and Class B
                          Certificates, with each subsequent class providing credit support for the prior class or classes, if any.

Overcollateralization:    On the Closing Date, the principal balance of the
                          Mortgage Loans will approximately equal the principal balance of the Certificates. Any realized losses on the Mortgage Loans will be covered first by Excess Cashflow and then by Overcollateralization if any. Beginning in June 2005, and if the Overcollateralization is thereafter reduced, Excess
                          Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage Loans, until the Overcollateralization reaches the Overcollateralization Target. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced below the Overcollateralization Target by realized losses.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO] Countrywide(R)                              Computational Materials for
----------------------   Countrywide Asset-Backed Certificates, Series 2004-AB2
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

Overcollateralization
Target: Prior to the Stepdown Date, the initial Overcollateralization Target for the Mortgage Loans will be equal to 0.90% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Initial O/C Target"). However, the initial amount of overcollateralization will be $0 and Excess Cashflow will not be used to build Overcollateralization until the Distribution Date in June 2005.

                          On or after the Stepdown Date, the
                          Overcollateralization Target will be equal to 1.80% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor (the "O/C Floor") of 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

                          However, if a Trigger Event (as described below) is in effect on the related Distribution Date, the Overcollateralization Target will be equal to the Overcollateralization Target on the prior Distribution Date.

Excess Cashflow:          "Excess Cashflow" for any Distribution Date will be
                          equal to the available funds remaining after interest and principal distributions as described under Clauses 1) and 2) of "Certificates Priority of
                          Distributions."

Mortgage Insurance:       As of the Statistical Pool Calculation Date,
                          approximately 38.53% of the Mortgage Loans are covered by a private mortgage insurance policy issued by PMI (the "MI Policy"). For each of these Mortgage Loans, the MI Policy provides insurance coverage of 12% for Loan-to-value ratios of 80.01% to 85.00%, 25% for Loan-to-value ratios of 85.01% to 90.00%, 30% for Loan-to-value ratios of 90.01% to 95.00%, and 35% for Loan-to-value ratios of 95.01 to 100.00%.

Trigger Event:            A "Trigger Event" will be in effect on a
                          Distribution Date on or after the Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such Distribution Date.

Delinquency Trigger:      With respect to the Certificates, a "Delinquency
                          Trigger" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage Loans equals or exceeds 32.00% of the Senior Enhancement Percentage. As used above, the "Senior Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to:
                          (a) the excess of (i) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution Date, over (ii) the aggregate certificate principal balance of the most senior class or classes of Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution Date.

Cumulative Loss Trigger:  A "Cumulative Loss Trigger" will be in effect on a
                          Distribution Date on or after the Stepdown Date if the aggregate amount of realized losses on the Mortgage Loans exceeds the applicable percentage of the Cut-off Date Principal Balance of the Mortgage Loans, as set forth below:

                           Period (month)    Percentage
                           --------------    ----------
                           37 - 48           1.50% with respect to January
                                             2008, plus an additional 1/12th of
                                             0.75% for each month thereafter
                           49 - 60           2.25% with respect to January
                                             2009, an additional 1/12th of
                                             0.50% for each month thereafter
                           61 - 72           2.75% with respect to January
                                             2010, plus an additional 1/12th
                                             of 0.25% for each month thereafter
                           73+               3.00%


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO] Countrywide(R)                              Computational Materials for
----------------------   Countrywide Asset-Backed Certificates, Series 2004-AB2
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

Stepdown Date:            The earlier to occur of:
                             (i)  the Distribution Date on which the aggregate
                                    principal balance of the Senior Certificates is reduced to zero; and
                             (ii) the later to occur of:
                                    a.  the Distribution Date in January 2008.
                                    b.  the first Distribution Date on
                                        which the aggregate principal balance of the Senior Certificates is less than or equal to 78.20% of the aggregate principal balance of the Mortgage Loans for such Distribution Date.

Allocation of Losses:     Any realized losses on the Mortgage Loans (after
                          collections on the MI Policy) not covered by Excess
                          Interest or Overcollateralization will be allocated to each class of Subordinate Certificates, in the following order: to the Class B, Class M-6, Class
                          M-5, Class M-4, Class M-3, Class M-2 and Class M-1
                          Certificates, in that order, in each case until the respective certificate principal balance of such class has been reduced to zero.

Certificates Priority
of Distributions:         Available funds from the Mortgage Loans will be
                          distributed in the following order of priority:

                          1) Interest funds sequentially, as follows: (a) first, current and unpaid interest, pro rata, to the Senior Certificates, then (b) current interest sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class B Certificates;
                          2) Principal funds, sequentially, as follows: (a) first, to the Senior Certificates (as described below under "Principal Paydown" and "Senior Principal Distributions"), then (b) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class B Certificates, each as described more fully under "Principal Paydown" below;
                          3) Any Excess Cashflow to the Senior Certificates and/or the Subordinate Certificates (as applicable) to build or restore Overcollateralization as described under "Overcollateralization Target" and "Principal Paydown," respectively;
                          4) Any remaining Excess Cashflow to pay (a) any unpaid interest, then (b) to pay any unpaid realized loss amounts sequentially for each class, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class B Certificates;
                          5) Any remaining Excess Cashflow to pay Net Rate Carryover for each class of Senior Certificates and Subordinate Certificates still remaining unpaid after application of amounts received under the applicable Corridor Contract (as described above), payable on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover; and
                          6) To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and Servicing Agreement.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO] Countrywide(R)                              Computational Materials for
----------------------   Countrywide Asset-Backed Certificates, Series 2004-AB2
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

Principal Paydown:        Prior to the Stepdown Date or if a Trigger Event (as
                          described above) is in effect on any Distribution
                          Date, 100% of the available principal funds will be paid to the Senior Certificates, provided, however, that if the Senior Certificates have been retired, such amounts will be applied sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class
                          M-5, Class M-6 and Class B Certificates.

                          On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all the Senior Certificates and the Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, sequentially, to the Senior Certificates (as described below under "Senior Principal Distributions" below), such that the Senior Certificates in the aggregate will have 21.80% Subordination, (ii) second, to the Class M-1 Certificates such that the Class M-1 Certificates will have 16.80% Subordination, (iii) third, to the Class M-2 Certificates such that the Class M-2 Certificates will have 12.80% Subordination, (iv) fourth, to the Class M-3 Certificates such that the Class M-3 Certificates will have 10.50% Subordination, (v) fifth, to the Class M-4 Certificates such that the Class M-4 Certificates will have 8.50% Subordination, (vi) sixth, to the Class M-5 Certificates such that the Class M-5 Certificates will have 6.50% Subordination, (vii) seventh, to the Class M-6 Certificates such that the Class M-6 Certificates will have 4.50% Subordination, (viii) eighth, to the Class B Certificates such that the Class B Certificates will have 1.80% Subordination; provided, however, that the subordination will be subject to the O/C Floor.

Senior Principal
Distributions:            Principal distributed on the Senior Certificates
                          will be applied sequentially, to the Class A-1, Class A-2 and Class A-3 Certificates, in that order, in each case until the certificate principal balances thereof are reduced to zero.

                          However, if on any Distribution Date the aggregate certificate principal balance of the Senior Certificates is greater than the principal balance of the Mortgage Loans, the distributions on the Senior Certificates on that Distribution Date will be made pro rata based on the certificate principal balances of the Senior Certificates.

     Discount Margin Tables, Corridor Contract Schedule, Available Funds Schedules and Collateral Tables to Follow


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO] Countrywide(R)                              Computational Materials for
----------------------   Countrywide Asset-Backed Certificates, Series 2004-AB2
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                        Discount Margin Tables (%) (1)

Class A-1 (To Call)
------------------------------------------------------------------------------
  Margin                    0.13%
------------------------------------------------------------------------------
Percent of Pricing           50%        75%        100%       125%       150%
Prepayment Speed

==============================================================================
  DM @ 100-00                 13         13         13         13         13
==============================================================================
WAL (yr)                     1.57       1.24       1.00       0.85       0.75
MDUR (yr)                    1.53       1.22       0.99       0.84       0.74
First Prin Pay               Jan05      Jan05      Jan05      Jan05      Jan05
Last Prin Pay                Jun07      Feb07      Oct06      Jun06      Mar06
------------------------------------------------------------------------------

Class A-1 (To Maturity)
------------------------------------------------------------------------------
  Margin                    0.13%
------------------------------------------------------------------------------
Percent of Pricing           50%        75%        100%       125%       150%
Prepayment Speed

===============================================================================
  DM @ 100-00                 13         13         13         13         13
==============================================================================
WAL (yr)                     1.57       1.24       1.00       0.85       0.75
MDUR (yr)                    1.53       1.22       0.99       0.84       0.74
First Prin Pay               Jan05      Jan05      Jan05      Jan05      Jan05
Last Prin Pay                Jun07      Feb07      Oct06      Jun06      Mar06
------------------------------------------------------------------------------


Class A-2 (To Call)
------------------------------------------------------------------------------
  Margin                    0.28%
------------------------------------------------------------------------------
Percent of Pricing           50%        75%        100%       125%       150%
Prepayment Speed

==============================================================================
  DM @ 100-00                 28         28         28         28         28
==============================================================================
WAL (yr)                     5.53       3.86       3.00       2.43       2.08
MDUR (yr)                    5.10       3.65       2.88       2.35       2.03
First Prin Pay               Jun07      Feb07      Oct06      Jun06      Mar06
Last Prin Pay                Jan16      Jun12      Jul10      Apr09      Oct07
------------------------------------------------------------------------------


Class A-2 (To Maturity)
------------------------------------------------------------------------------
  Margin                    0.28%
------------------------------------------------------------------------------
Percent of Pricing           50%        75%        100%       125%       150%
Prepayment Speed

==============================================================================
  DM @ 100-00                 28         28         28         28         28
==============================================================================
WAL (yr)                     5.53       3.86       3.00       2.43       2.08
MDUR (yr)                    5.10       3.65       2.88       2.35       2.03
First Prin Pay               Jun07      Feb07      Oct06      Jun06      Mar06
Last Prin Pay                Jan16      Jun12      Jul10      Apr09      Oct07
------------------------------------------------------------------------------

(1)  See definition of Pricing Prepayment Speed above.
------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO] Countrywide(R)                              Computational Materials for
----------------------   Countrywide Asset-Backed Certificates, Series 2004-AB2
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


Class A-3 (To Call)
------------------------------------------------------------------------------
  Margin                    0.43%
------------------------------------------------------------------------------
Percent of Pricing           50%        75%        100%       125%       150%
Prepayment Speed

==============================================================================
  DM @ 100-00                  43         43         43         43         43
==============================================================================
 WAL (yr)                     12.68       8.61       6.34       4.88       3.72
 MDUR (yr)                    10.72       7.67       5.83       4.58       3.54
 First Prin Pay               Jan16      Jun12      Jul10      Apr09      Oct07
 Last Prin Pay                Dec17      Oct13      Jun11      Dec09      Dec08
------------------------------------------------------------------------------


Class A-3 (To Maturity)
------------------------------------------------------------------------------
  Margin                   0.43%
------------------------------------------------------------------------------
Percent of Pricing           50%        75%        100%       125%       150%
Prepayment Speed

==============================================================================
  DM @ 100-00                  49         50         51         51         51
==============================================================================
WAL (yr)                     15.56      10.69       7.90       6.09       4.69
MDUR (yr)                    12.57       9.21       7.07       5.59       4.38
First Prin Pay               Jan16      Jun12      Jul10      Apr09      Oct07
Last Prin Pay                Apr30      Aug23      Nov18      Sep15      Jun13
------------------------------------------------------------------------------


Class M-1 (To Call)
------------------------------------------------------------------------------
  Margin                   0.52%
------------------------------------------------------------------------------
Percent of Pricing           50%        75%        100%       125%       150%
Prepayment Speed

==============================================================================
  DM @ 100-00                52         52         52         52         52
==============================================================================

WAL (yr)                     8.78       5.98       4.56       3.92       3.81
MDUR (yr)                    7.68       5.46       4.26       3.71       3.61
First Prin Pay               Jul09      Feb08      Feb08      Apr08      Jul08
Last Prin Pay                Dec17      Oct13      Jun11      Dec09      Dec08
------------------------------------------------------------------------------


Class M-1 (To Maturity)
------------------------------------------------------------------------------
  Margin                   0.52%
------------------------------------------------------------------------------
Percent of Pricing           50%        75%        100%       125%       150%
Prepayment Speed

==============================================================================
  DM @ 100-00                   53         54         54         54         53
==============================================================================
WAL (yr)                     9.48       6.47       4.93       4.21       4.04
MDUR (yr)                    8.14       5.83       4.56       3.95       3.81
First Prin Pay               Jul09      Feb08      Feb08      Apr08      Jul08
Last Prin Pay                Oct24      Sep18      Feb15      Oct12      Mar11
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO] Countrywide(R)                               Computational Materials for
----------------------   Countrywide Asset-Backed Certificates, Series 2004-AB2
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

Class M-2 (To Call)
------------------------------------------------------------------------------
  Margin                    0.56%
------------------------------------------------------------------------------
Percent of Pricing           50%        75%        100%       125%       150%
Prepayment Speed

==============================================================================
  DM @ 100-00                   56         56         56         56         56
==============================================================================
WAL (yr)                      8.78       5.98       4.55       3.85       3.63
MDUR (yr)                     7.67       5.45       4.24       3.64       3.45
First Prin Pay               Jul09      Feb08      Feb08      Mar08      May08
Last Prin Pay                Dec17      Oct13      Jun11      Dec09      Dec08
------------------------------------------------------------------------------


Class M-2 (To Maturity)
------------------------------------------------------------------------------
  Margin                    0.56%
------------------------------------------------------------------------------
Percent of Pricing           50%        75%        100%       125%       150%
Prepayment Speed

==============================================================================
  DM @ 100-00                57         58         58         58         57
==============================================================================
WAL (yr)                     9.41       6.42       4.88       4.11       3.83
MDUR (yr)                    8.08       5.78       4.51       3.86       3.63
First Prin Pay               Jul09      Feb08      Feb08      Mar08      May08
Last Prin Pay                Sep23      Nov17      Jun14      Apr12      Oct10
------------------------------------------------------------------------------


Class M-3 (To Call)
------------------------------------------------------------------------------
  Margin                    0.60%
------------------------------------------------------------------------------
Percent of Pricing           50%        75%        100%       125%       150%
Prepayment Speed

==============================================================================
  DM @ 100-00                60         60         60         60         60
==============================================================================
WAL (yr)                     8.78       5.98       4.54       3.82       3.54
MDUR (yr)                    7.65       5.44       4.24       3.61       3.36
First Prin Pay               Jul09      Feb08      Jan08      Mar08      Apr08
Last Prin Pay                Dec17      Oct13      Jun11      Dec09      Dec08
------------------------------------------------------------------------------

Class M-3 (To Maturity)
------------------------------------------------------------------------------
  Margin                    0.60%
------------------------------------------------------------------------------
Percent of Pricing           50%        75%        100%       125%       150%
Prepayment Speed

==============================================================================
  DM @ 100-00                   61         61         62         61         61
==============================================================================
WAL (yr)                     9.32       6.36       4.83       4.04       3.71
MDUR (yr)                    8.01       5.73       4.47       3.80       3.52
First Prin Pay               Jul09      Feb08      Jan08      Mar08      Apr08
Last Prin Pay                Jun22      Dec16      Oct13      Oct11      May10
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO] Countrywide(R)                              Computational Materials for
----------------------   Countrywide Asset-Backed Certificates, Series 2004-AB2
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


Class M-4 (To Call)
------------------------------------------------------------------------------
  Margin                   0.93%
------------------------------------------------------------------------------
Percent of Pricing           50%        75%        100%       125%       150%
Prepayment Speed

==============================================================================
  DM @ 100-00                93         93         93         93         93
==============================================================================
 WAL (yr)                    8.78       5.98       4.53       3.79       3.49
 MDUR (yr)                   7.52       5.38       4.18       3.56       3.29
 First Prin Pay              Jul09      Feb08      Jan08      Feb08      Mar08
 Last Prin Pay               Dec17      Oct13      Jun11      Dec09      Dec08
------------------------------------------------------------------------------


Class M-4 (To Maturity)
------------------------------------------------------------------------------
  Margin                   0.93%
------------------------------------------------------------------------------
Percent of Pricing           50%        75%        100%       125%       150%
Prepayment Speed

==============================================================================
  DM @ 100-00                   95         95         95         95         95
==============================================================================
WAL (yr)                     9.23       6.29       4.76       3.98       3.63
MDUR (yr)                    7.81       5.61       4.37       3.71       3.42
First Prin Pay               Jul09      Feb08      Jan08      Feb08      Mar08
Last Prin Pay                Jul21      Apr16      Apr13      May11      Feb10
------------------------------------------------------------------------------


Class M-5 (To Call)
------------------------------------------------------------------------------
  Margin                   1.00%
------------------------------------------------------------------------------
Percent of Pricing           50%        75%        100%       125%       150%
Prepayment Speed

==============================================================================
  DM @ 100-00                100        100        100        100        100
==============================================================================
WAL (yr)                      8.78       5.98       4.53       3.78       3.44
MDUR (yr)                     7.50       5.36       4.17       3.54       3.24
First Prin Pay               Jul09      Feb08      Jan08      Feb08      Mar08
Last Prin Pay                Dec17      Oct13      Jun11      Dec09      Dec08
------------------------------------------------------------------------------


Class M-5 (To Maturity)
------------------------------------------------------------------------------
  Margin                   1.00%
------------------------------------------------------------------------------
Percent of Pricing           50%        75%        100%       125%       150%
Prepayment Speed

==============================================================================
  DM @ 100-00                  101        101        102        101        101
==============================================================================
WAL (yr)                     9.10       6.20       4.69       3.91       3.54
MDUR (yr)                    7.70       5.52       4.31       3.65       3.34
First Prin Pay               Jul09      Feb08      Jan08      Feb08      Mar08
Last Prin Pay                Jul20      Jul15      Oct12      Dec10      Oct09
------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO] Countrywide(R)                              Computational Materials for
----------------------   Countrywide Asset-Backed Certificates, Series 2004-AB2
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


Class M-6 (To Call)
------------------------------------------------------------------------------
  Margin                   1.10%
------------------------------------------------------------------------------
Percent of Pricing           50%        75%        100%       125%       150%
Prepayment Speed

==============================================================================
  DM @ 100-00                 110        110        110        110        110
==============================================================================
WAL (yr)                      8.76       5.97       4.52       3.76       3.39
MDUR (yr)                     7.45       5.34       4.16       3.52       3.19
First Prin Pay               Jul09      Feb08      Jan08      Jan08      Feb08
Last Prin Pay                Dec17      Oct13      Jun11      Dec09      Dec08
------------------------------------------------------------------------------

Class M-6 (To Maturity)
------------------------------------------------------------------------------
  Margin                    1.10%
------------------------------------------------------------------------------
Percent of Pricing           50%        75%        100%       125%       150%
Prepayment Speed

==============================================================================
  DM @ 100-00                110        110        111        111        110
==============================================================================
WAL (yr)                     8.85       6.03       4.57       3.80       3.42
MDUR (yr)                    7.51       5.38       4.20       3.55       3.22
First Prin Pay               Jul09      Feb08      Jan08      Jan08      Feb08
Last Prin Pay                Mar19      Aug14      Feb12      Jun10      May09
------------------------------------------------------------------------------


Class B (To Call)
------------------------------------------------------------------------------
  Margin                    1.70%
------------------------------------------------------------------------------
Percent of Pricing           50%        75%        100%       125%       150%
Prepayment Speed

==============================================================================
  DM @ 100-00                170        170        170        170        170
==============================================================================
WAL (yr)                     8.06       5.49       4.18       3.48       3.19
MDUR (yr)                    6.78       4.87       3.81       3.23       2.98
First Prin Pay               Jul09      Feb08      Jan08      Jan08      Jan08
Last Prin Pay                May17      May13      Mar11      Oct09      Nov08
------------------------------------------------------------------------------


Class B (To Maturity)
------------------------------------------------------------------------------
  Margin                    1.70%
------------------------------------------------------------------------------
Percent of Pricing           50%        75%        100%       125%       150%
Prepayment Speed

==============================================================================
  DM @ 100-00                170        170        170        170        170
==============================================================================
 WAL (yr)                    8.06       5.49       4.18       3.48       3.19
 MDUR (yr)                   6.78       4.87       3.81       3.23       2.98
 First Prin Pay              Jul09      Feb08      Jan08      Jan08      Jan08
 Last Prin Pay               May17      May13      Mar11      Oct09      Nov08
------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement